AS   FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 8, 2004
                                                      Registration No. 333-86837

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              -------------------

                              GLOBAL MATRECHS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                      7371
                                      ----
                          (PRIMARY STANDARD INDUSTRIAL
                           CLASSIFICATION CODE NUMBER)

             DELAWARE                                           58-2153309
             --------                                           ----------
  (STATE OR OTHER JURISDICTION                               (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)

                           90 GROVE STREET, SUITE 201
                          RIDGEFIELD, CONNECTICUT 06877
                                 (203) 431-6665
                                 --------------
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                              -------------------

                                MICHAEL SHEPPARD
        PRESIDENT, CHIEF EXECUTIVE OFFICER, CHIEF OPERATING OFFICER AND
                            CHIEF FINANCIAL OFFICER
                              GLOBAL MATRECHS, INC.
                           90 GROVE STREET, SUITE 201
                          RIDGEFIELD, CONNECTICUT 06877
                                 (203) 431-6665
                                 --------------
       (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                        AREA CODE, OF AGENT FOR SERVICE)
                              -------------------

                                   COPIES TO:
                             DAVID A. BROADWIN, ESQ.
                                 FOLEY HOAG LLP
                              155 SEAPORT BOULEVARD
                           BOSTON, MASSACHUSETTS 02210
                            TELEPHONE: (617) 832-1000
                            FACSIMILE: (617) 832-7000

                              -------------------

================================================================================

         We registered 1,339,559 shares of our common stock under this registration statement for resale by the stockholders named in the registration statement. We hereby remove from registration all of the shares of common stock registered under this registration statement which have not been sold as of the time of filing of this Post-Effective Amendment No. 1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of Ridgefield, state of Connecticut, on October 8, 2004.


                                            Global Matrechs, Inc.


                                            By: /s/ Michael Sheppard
                                               ---------------------------------
                                                Michael Sheppard
                                                President, Chief Executive
                                                Officer, Chief Operating
                                                Officer, Chief Financial Officer





























                                       3